UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240 14a-12

Williams Rowland Acquisition Corp.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

WILLIAMS ROWLAND ACQUISITION CORP.
450 Post Road East, Suite 120
Westport, CT 06880

SUPPLEMENT TO PROXY STATEMENT

DATED JULY 14, 2023

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 24, 2023

Dear Williams Rowland Acquisition Corp. Stockholders:

It has come to our attention after the Proxy Statement was printed and mailed that the record date through the Proxy Statement was incorrectly shown as June 21, 2023. The correct record date is June 30, 2023.

Williams Rowland will be holding the Special Meeting via teleconference using the following dial-in information:

US and Canada Toll Free	1-800-450-7155
International Toll	+1 857-999-9155
Conference ID	2432363#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter have previously been mailed to stockholders as of the correct record date and are also available at https://www.cstproxy.com/williamsrowland/2023.

If you have questions about the proposals to be voted on at the Special Meeting or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Williams Rowland’s proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com